                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re DVI Financial Services Inc.        Case No. 03-12657 (MFW)
                                         Reporting Period:   04/01/04 - 04/30/04

                            MONTHLY OPERATING REPORT
 File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                                  DOCUMENT        EXPLANATION
REQUIRED DOCUMENTS                                                               FORM NO.         ATTACHED         ATTACHED
Schedule of Cash Receipts and Disbursements                                     MOR - 1A             x
     Bank Reconciliations (or copies of Debtor's bank reconciliations)          MOR - 1B             x
Statement of Operations                                                         MOR - 2
Balance Sheet                                                                   MOR - 3
Status of Postpetition Taxes                                                    MOR - 4              x
    Copies of IRS Form 6123 or payment receipt (See Tax Affidavit)                                                    x
    Copies of tax returns filed during reporting period (See Tax Affidavit)                                           x

Summary of Unpaid Postpetition Debts                                            MOR - 4              x
    Listing of aged accounts payable                                                                 x
Accounts Receivable Aging                                                       MOR - 5              x
Debtor Questionnaire                                                            MOR - 5              x


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

RESPONSIBLE PARTY:

/s/ Montgomery W. Cornell                         Authorized Signatory
-------------------------                         ------------------------------
Signature of Responsible Party                    Title


Montgomery W. Cornell                             5/21/2004
-------------------------                         ------------------------------
Printed Name of Responsible Party                 Date


PREPARER:

/s/ Andrew Stearns                                Controller
-------------------------                         ------------------------------
Signature of Preparer                             Title


Andrew Stearns                                    5/21/2004
-------------------------                         ------------------------------
Printed Name of Preparer                          Date

IN RE DVI FINANCIAL SERVICES INC.
CASE NUMBER: 03-12657 (MFW)                REPORTING PERIOD: 04/01/04 - 04/30/04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
(in thousands)

                                                          CURRENT MONTH                     CUMULATIVE FILING TO DATE
                                                   -----------------------------------      -------------------------
                                                   DEBTOR                NON-DEBTOR (K)               ACTUALS
                                                   ------                --------------               -------
CASH BEGINNING                                      1,730                     158                       7,565
                                                   ------                    ----                   ---------
RECEIPTS

Owned Domestic Lease Payments                         795                      --                      23,972
Securitization Collections / (Transfers) (a)           --                     272                     240,611
Repayment From / (To) Trusts                           --                      --                          89
Owned International Lease Payments (b)              2,850                      --                      12,317
International Bank Transfers In (l)                    33                      --                       3,272
Receipts on Behalf of Affiliates                      500                      --                       4,964
DIP Advances                                        3,900                      --                      30,557
Other Receipts (c)                                  1,363                      --                      45,885

                                                    -----                     ---                     -------
TOTAL RECEIPTS                                      9,441                     272                     361,667
                                                    -----                     ---                     -------

DISBURSEMENTS
Payroll (d)(e)                                       (496)                     --                      (6,259)
Benefits (d)(e)                                       (12)                     --                        (707)
Building Costs (f)                                    (39)                     --                      (1,242)
Equipment Costs                                       (45)                     --                      (1,259)
Auto, Travel & Entertainment                          (15)                     --                        (179)
Outside Services (g)                                  (70)                     --                        (536)
Sales & Use Taxes                                      (9)                     --                      (1,315)
Debt Repayment to Banks (b)(h)                     (2,553)                     --                      (9,646)
International Bank Transfers Out (l)                  (59)                     --                      (4,347)
Servicer Disbursements (a)                             --                    (110)                   (244,183)
Payments on Behalf of Affiliates (i)                 (697)                     (7)                     (5,234)
Other Expense (j)                                    (186)                    (61)                     (2,453)

DIP Repayments                                     (1,858)                     --                     (53,115)
DIP Operating Reserve (o)                              --                      --                     (14,395)
DIP Fees                                             (179)                     --                      (2,567)
Professional Fees (p)                              (3,157)                     --                     (19,613)
U.S. Trustee Quarterly Fees                           (10)                     --                        (144)

                                                    -----                     ---                     -------
TOTAL DISBURSEMENTS                                (9,385)                   (178)                   (367,194)
                                                    -----                     ---                     -------
NET CASH FLOW                                          56                      94                      (5,527)
                                                    -----                     ---                     -------
CASH END OF MONTH                                   1,786                     252                       2,038
                                                    -----                     ---                     -------

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH DEBTOR COLUMN)

TOTAL DISBURSEMENTS                                                                                 (9,385)
   Transfers to Debtor in Possession Accounts                                                           --
   Estate Disbursements Made By Outside Sources (i.e. from escrow accounts)                             --
   Payments on Behalf of Affiliates (i)                                                                697
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                     (8,688)


See footnotes following MOR - 1B.                                       MOR - 1A

IN RE DVI FINANCIAL SERVICES INC.
CASE NUMBER: 03-12657 (MFW)                REPORTING PERIOD: 04/01/04 - 04/30/04

BANK RECONCILIATIONS
(in thousands)

                                                        DEBTOR ACCOUNTS               NON-DEBTOR ACCOUNTS        CURRENT MONTH
                                              ----------------------------------  ----------------------------   -------------
                                              DEBTOR OPERATING  INTERNATIONAL (M) RESTRICTED (K)   LOCKBOX (A)      ACTUALS
                                              ----------------  ----------------- --------------   -----------      -------
CASH BEGINNING OF MONTH                                713           1,017             (69)            227           1,888
                                                     -----           -----          ------          ------          ------
RECEIPTS

Owned Domestic Lease Payments                          795              --              --              --             795
Securitization Collections / (Transfers)(a)             --              --             272              --             272
Repayment From / (To) Trusts                            --              --              --              --              --
Owned International Lease Payments (b)                  --           2,850              --              --           2,850
International Bank Transfers In (l)                     --              33              --              --              33
Receipts on Behalf of Affiliates                       500              --              --              --             500
DIP Advances                                         3,900              --              --              --           3,900
Other Receipts (c)                                   1,363              --              --              --           1,363
                                                     -----           -----          ------          ------          ------
TOTAL RECEIPTS                                       6,558           2,883             272              --           9,713
                                                     -----           -----          ------          ------          ------

DISBURSEMENTS
Payroll (d)(e)                                        (482)            (14)             --              --            (496)
Benefits (d)(e)                                        (36)             24              --              --             (12)
Building Costs (f)                                     (35)             (4)             --              --             (39)
Equipment Costs                                        (45)             --              --              --             (45)
Auto, Travel & Entertainment                            (1)            (14)             --              --             (15)
Outside Services (g)                                   (32)            (38)             --              --             (70)
Sales & Use Taxes                                       (9)             --              --              --              (9)
Debt Repayment to Banks (b)(h)                          --          (2,553)             --              --          (2,553)
International Bank Transfers Out (l)                    --             (59)             --              --             (59)
Servicer Disbursements (a)                              --              --            (110)             --            (110)
Payments on Behalf of Affiliates (i)                  (697)             --              (7)             --            (704)
Other Expense (j)                                     (140)            (46)             --             (61)           (247)

DIP Repayments                                      (1,858)             --              --              --          (1,858)
DIP Operating Reserve (o)                               --              --              --              --              --
DIP Fees                                              (179)             --              --              --            (179)
Professional Fees (p)                               (3,157)             --              --              --          (3,157)
U.S. Trustee Quarterly Fees                            (10)             --              --              --             (10)
                                                     -----           -----          ------          ------          ------
TOTAL DISBURSEMENTS                                 (6,681)         (2,704)           (117)            (61)         (9,563)
                                                     -----           -----          ------          ------          ------
NET CASH FLOW                                         (123)            179             155             (61)            150
                                                     -----           -----          ------          ------          ------
CASH END OF MONTH                                      590           1,196              86             166           2,038
                                                     -----           -----          ------          ------          ------
BANK BALANCE                                           809           1,196              --             166           2,171
   Deposits in Transit                                  --              --              --              --              --
   Outstanding Checks                                 (133)             --              --              --            (133)
   Non-Debtor Funds in Debtor Accounts (k)             (86)             --              86              --              --
   Other (n)                                            --              --              --              --              --
ADJUSTED BANK BALANCE                                  590           1,196              86             166           2,038


See footnotes on following page.                                        MOR - 1B

DVI Financial Services Inc.                Reporting Period: 04/01/04 - 04/30/04
CASE NUMBER: 03-12657 (MFW)

MOR 1-A & 1-B FOOTNOTES (all $ amounts in thousands)


      (a) Effective February 3, 2004 DVI Financial Services, Inc. (DFS), case #03-12657 transferred its servicing responsibility to Lyon Financial Services, Inc. d/b/a US Bancorp Portfolio Services. As a result, amounts shown for lockbox activity in April 2004 represents only miscellaneous fees and returned NSF checks and are included in the disbursements for the restricted accounts shown under the "Non-Debtor Accounts" column.

      (b) DFS has international branches in the United Kingdom and Turkey. Both branches have lease receivables from customers and debt payable to local banks. In April, $2,850 of customer payments was received in the Debtors bank accounts (see footnote h).

      (c) The $1,363 of other receipts consists mainly of $500 for the second of twelve monthly installments for payment of Servicer Rights arising from the transfer of servicing to US Bancorp (effective February 3, 2004), $572 payoff of a DVI owned contract, $208 in customer late charges, $83 miscellaneous.



      (d) The number of employees at the end of the period as compared to pre-petition:

                      July                  231
                      April                  25

      (e) The Debtor's domestic benefit-to-payroll relationship is 31.2% for DFS. Payroll was adjusted for KERP payments during the period.



      (f) Building costs of $39 consist of the following: Jamison office - $29, rental storage $16, International - $4 and other miscellaneous utilities, etc - $1. Allocation to DVI Business Credit Corporation
            (BC), case #03-12658 - ($11).



      (g) Outside services costs of $70 are comprised of the following: workout/collections consultants and counsel expenditures - $34, payroll processing costs - $2, International - $38. Allocation to BC
            - ($4).



      (h) Certain foreign banks directed DFS foreign lessees to make payments directly to foreign banks which has resulted in the paydown of senior secured pre-petition debt owed to these foreign banks. Principal payments made from DFS accounts total $2,553 during April.



      (i) The $704 paid by DFS on behalf of affiliates consists of the allocation of Jamison-based costs to BC totaling $118, and the direct payment of BC invoices for $579. Furthermore, DFS paid out $92 on behalf of MSF (a non-Debtor entity) during the period and received $85 from MSF for March paid expenses (net $7 in expenses).



      (j) Other expenses of $247 are comprised of the following: US Bank servicing fees for March - $94, SEC document filing services - $11, electronic data processing - $18, staffing and clerical - $24, other miscellaneous - $2, International - $46 largely due to consulting and benefits. Allocation to BC - ($9). Non-debtor costs of $61 were for miscellaneous fees and returned NSF checks (see footnote a).



      (k) Securitization collections and servicer disbursements are non-Debtor restricted funds passing through an unrestricted collection account (No. 6540). Procedures are in place to sweep these funds to the appropriate place in a timely manner. Due to the transfer of servicing, such activity will be limited in the current and future periods.



      (l) Transfers of $33 were received in the international branch accounts during April. These transfers are primarily for cash management within DFS and also for transfers from foreign subsidiaries.

            Transfers of $59 were paid out of the international branch accounts during April. These transfers are primarily for cash management within DFS and also for transfers to foreign subsidiaries.

      (m)   Accounts for international branches of DFS (see footnote b).

      (n)   Primarily returned wires and checks.

      (o) Estimated by DFS per DIP loan agreement approved by the Court on December 1, 2003.

      (p) Unpaid non-ordinary course professional fees outstanding as of the end of April 2004 are estimated at $7,070. This payable balance is due to a deferral of payment of fees until a budget was finalized during April 2004. The fees consist of both Court required holdback amounts and unpaid invoices.

In re DVI Financial Services Inc.        Case No. 03-12657 (MFW)
                                         Reporting Period:   04/01/04 - 04/30/04


               STATUS OF POSTPETITION TAXES (A)
(in thousands)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

                                            Beginning       Amount                            Ending
                                               Tax        Withheld or         Amount            Tax
                                            Liability       Accrued            Paid          Liability
FEDERAL

Withholding                                      --             118             (118)              --
FICA-Employee                                    --              40              (40)              --
FICA-Employer (b)                                 9              31              (40)              --
Unemployment                                     --              --               --               --
Income (c)(d)                                45,509            (320)            (389)          44,800
Other                                            --              --               --               --
    Total Federal Taxes                      45,518            (131)            (587)          44,800
STATE AND LOCAL
Withholding                                      --              18              (18)              --
Sales (b)(e)                                  3,188              --               --            3,188
Excise                                           --              --               --               --
Unemployment                                     --               1               (1)              (0)
Real Property (e)                                --              --               --               --
Personal Property (e)                            --              --               --               --
Florida Doc Stamp                                --              --               --               --
Franchise                                        --              --               --               --
Other: Local Income Tax Withholding              --               5               (5)              (0)
    Total State and Local                     3,188              23              (24)           3,187
TOTAL TAXES                                  48,706            (108)            (611)          47,987



                      SUMMARY OF UNPAID POSTPETITION DEBTS
(in thousands)

ACCOUNTS PAYABLE AGING (F)   AMOUNT
--------------------------   ------
0 - 30 days                    474
31 - 60 days                    --
61 - 90 days                    --
91+ days                        --
TOTAL ACCOUNTS PAYABLE         474



Explain how and when the Debtor intends to pay any past-due postpetition debts.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


See footnotes on following page.                                          MOR-4

DVI FINANCIAL SERVICES INC.               REPORTING PERIOD: 04/01/04 - 04/30/04
CASE NUMBER: 03-12657 (MFW)

MOR 4 FOOTNOTES


      (a) Debtor is required to periodically pay state and federal income taxes, state franchise taxes, state and county personal property taxes, and license taxes. Per the tax affidavit, the Debtor submitted all required postpetition tax returns due during the reporting period.

      (b) Debtor has obtained authorization from the Bankruptcy Court to pay such tax liabilities. Amounts collected and remitted in any reporting period will vary due to variations in sales tax reporting periods and filing due dates.

      (c) Deferred taxes on income result from temporary differences between the reporting of income for financial statement and tax reporting purposes. Such differences arise principally from recording gains on sales of financing transactions, provision for losses on receivables, valuation allowances and lease transactions in which the operating lease method of accounting is used for tax purposes and the financing lease method is used for financial statement purposes. Under the operating lease method, leased equipment is recorded at cost and depreciated over the useful life of the equipment, and lease payments are recorded as revenue when earned.

      (d) Includes non-Debtor transfer of tax benefit to DVI Financial Services, Inc. from subsidiaries.

      (e) US Bancorp Portfolio Services, as part of the transfer of servicing, has administrative responsibility after January 2004 for sales taxes and property taxes.

      (f) Includes only postpetition trade payables. See footnote (p) in the MOR 1-A & 1-B footnotes for information regarding outstanding amounts due to professionals.

In re DVI Financial Services Inc.        Case No. 03-12657 (MFW)
                                         Reporting Period:   04/01/04 - 04/30/04


                            ACCOUNTS RECEIVABLE AGING

(in thousands)

ACCOUNTS RECEIVABLE AGING (A)(B)(C)             AMOUNT
Debtor-owned contract receivables              185,413









                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                                                YES             NO
1.   Have any assets been sold or transferred outside the normal course of business this reporting period?
     If yes, provide an explanation below.                                                                                   X

2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period?
     If yes, provide an explanation below.                                                                                   X

3.   Have all postpetition tax returns been timely filed?
     If no, provide an explanation below.                                                                    X

4.   Are workers compensation, general liability and other necessary insurance coverages in effect?
     If no, provide an explanation below.                                                                    X



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


See footnotes on following page.                                          MOR 5

DVI FINANCIAL SERVICES INC.                REPORTING PERIOD: 04/01/04 - 04/30/04
CASE NUMBER: 03-12657 (MFW)

MOR 5 FOOTNOTES (all $ amounts in thousands)


      (a) Due to the transfer of servicing from DVI Financial Services Inc. ("DFS") to US Bancorp Portfolio Services ("USBPS") as of February 3, 2004, the Debtor no longer records activity for contract receivables within their portfolio management software (both owned and non-debtor). As a result, DFS is only able to provide aggregate receivable balances for contracts as of February 29, 2004. In addition, since DFS has ceased servicing non-debtor owned contracts in securitization pools, only the receivables balance for Debtor-owned contracts that are direct assets of the estate will be provided. Further information into the performance of securitized contracts can be collected through publicly filed documents filed with the Securities Exchange Commission ("SEC"). Such information can be retrieved by visiting the SEC website at www.sec.gov.

      (b) Consists of the following Debtor-owned contract receivables categories:

Serviced by USBPS                                $110,302
Serviced by DFS and other parties                  28,773
International owned contract receivables           46,338
                                                 --------
Total                                            $185,413


      (c) Receivables are listed at par, but are not expected to be recovered at par and will likely be severely impaired.

DVI Financial Services Inc.
Case No. 03-12657 (MFW)
Reporting Period:   04/01/04 - 04/30/04








                          DVI FINANCIAL SERVICES INC.
                                  TAX AFFIDAVIT

To the best of my knowledge, DVI Financial Services Inc. has filed all tax returns and made all required tax payments on a timely basis, except for pre-petition liabilities not authorized for payment by the Bankruptcy Court as well as $3.6 million of pre-petition sales and use tax liabilities which have been authorized but for which sufficient funds are not yet available.

  5/21/2004                            /s/ Montgomery W. Cornell
  ---------                            -------------------------
    Date                               Signature of Responsible Party
                                       Montgomery W. Cornell